Exhibit 10.4

THIRD LOAN MODIFICATION AGREEMENT

This Third Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of December 20, 2018, by and among (a) SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and (b)(i) ICAD, INC., a Delaware corporation (“ICAD”), (ii) XOFT, INC., a Delaware corporation (“Xoft”) and (iii) XOFT SOLUTIONS, LLC, a Delaware limited liability company (“Xoft Solutions”, and together with ICAD and Xoft, individually and collectively, jointly and severally, “Borrower”) whose address is 98 Spit Brook Road, Suite 100, Nashua, New Hampshire 03062.

1.    DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 7, 2017, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 7, 2017, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of March 22, 2018, and as further amended by a certain Second Loan Modification Agreement dated as of August 13, 2018 (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.    DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as defined in the Loan Agreement (together with any other agreements granting a security interest in collateral to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.    DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text, appearing in Section 2.3.1(c) thereof:

“Commencing on October 1, 2019 and continuing on each Payment Date thereafter, Borrower shall repay the 2018 Term Loan Advance in (i) thirty (30) equal monthly installments of principal, plus (ii) monthly payments of accrued interest at the rate set forth in Section 2.5(a).”

and inserting in lieu thereof the following:

“Commencing on October 1, 2019 and continuing on each Payment Date thereafter, Borrower shall repay the 2018 Term Loan Advance in (i) twenty-three (23) equal monthly installments of principal, plus (ii) monthly payments of accrued interest at the rate set forth in Section 2.5(a).”

2	The Loan Agreement shall be amended by inserting the following new text, appearing at the end of the first paragraph of Section 6.9(b) thereof:

“Notwithstanding the foregoing, if the 2018 Financing Event occurs on or prior to December 31, 2018, the Detection Revenue covenant set forth in this Section 6.9(b) shall not be tested for the six (6) month period ending December 31, 2018.”

3	The Loan Agreement shall be amended by inserting the following new text, appearing at the end of the first paragraph of Section 6.9(c) thereof:

“Notwithstanding the foregoing, if the 2018 Financing Event occurs on or prior to December 31, 2018, the Adjusted EBITDA covenant set forth in this Section 6.9(c) shall not be tested for the six (6) month period ending December 31, 2018.”

4	The Loan Agreement shall be amended by inserting the following new Section 6.15, appearing immediately after Section 6.14 thereof:

“        6.15     Designated Senior Indebtedness. Borrower shall designate all principal of, interest (including all interest accruing after the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding), and all fees, costs, expenses and other amounts accrued or due under the Loan Documents as “Designated Senior Indebtedness”, or such similar term, in the 2018 Convertible Debt and in any future Subordinated Debt incurred by Borrower after the Third LMA Effective Date.”

5	The Loan Agreement shall be amended by deleting the following subsection appearing in the definition of “Permitted Indebtedness” in Section 13.1 thereof:

“        (g)     extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (f) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.”

and inserting in lieu thereof the following:

“        (g)     unsecured Indebtedness in an aggregate amount not to exceed Seven Million Five Hundred Thousand Dollars ($7,500,000.00) of (i) ICAD under that certain 5% Convertible Debenture dated as of December [    ], 2018 and (ii) Xoft and Xoft Solutions under that certain Subsidiary Guarantee dated as of December [    ], 2018 with respect to the Indebtedness referred to in (i) ((i) and (ii) collectively, the “2018 Convertible Debt”); and

(h)    extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (g) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.”

6	The Loan Agreement shall be amended by inserting the following new definitions, appearing alphabetically in Section 13.1 thereof:

“        “2018 Convertible Debt” is defined in subsection (g) of the definition of “Permitted Indebtedness”.”

“        “2018 Financing Event” means Bank’s receipt of evidence, on or prior to December 31, 2018, satisfactory to Bank in Bank’s sole discretion, that Borrower has received, after the Third LMA Effective Date but on or prior to December 31, 2018, unrestricted net cash proceeds in an amount of at least Four Million Five Hundred Thousand Dollars ($4,500,000.00) with respect to the 2018 Convertible Debt.”

“        “Third LMA Effective Date” is [                                ], 2018.” [THE DATE OF THIS AGREEMENT. TO BE COMPLETED AT CLOSE.]

7	The Loan Agreement shall be amended by deleting the following definition, appearing in Section 13.1 thereof:

“        “2018 Term Loan Maturity Date” is March 1, 2022.”

and inserting in lieu thereof the following:

“        “2018 Term Loan Maturity Date” is August 1, 2021.”

8	The Compliance Certificate appearing as Exhibit B to the Loan Agreement is hereby deleted and replaced with the Compliance Certificate attached as Schedule 1 hereto.

4.    FEES AND EXPENSES. Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.    RATIFICATION OF PERFECTION CERTIFICATES.

(a)     ICAD hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of ICAD dated as of August 7, 2017 (the “ICAD Perfection Certificate”), and acknowledges, confirms and agrees that the disclosures and information ICAD provided to Bank in the ICAD Perfection Certificate have not changed, as of the date hereof.

(b)     Xoft hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of Xoft dated as of August 7, 2017 (the “Xoft Perfection Certificate”), and acknowledges, confirms and agrees that the disclosures and information Xoft provided to Bank in the Xoft Perfection Certificate have not changed, as of the date hereof.

(c)     Xoft Solutions hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of Xoft Solutions dated as of August 7, 2017 (the “Xoft Solutions Perfection Certificate”), and acknowledges, confirms and agrees that the disclosures and information Xoft Solutions provided to Bank in the Xoft Solutions Perfection Certificate have not changed, as of the date hereof.

6.    CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7.    RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8.    NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9.    CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10.    COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed as of the date first written above.

BANK:

SILICON VALLEY BANK

By	/s/ Sam Subila

Name:	Sam Subila

Title:	Vice President

BORROWER:

ICAD, INC.

By:	/s/ Michael S. Klein

Name:	Michael S. Klein

Title:

XOFT, INC.

By:	/s/ Michael S. Klein

Name:	Michael S. Klein

Title:

XOFT SOLUTIONS, LLC

By:	/s/ Michael S. Klein

Name:	Michael S. Klein

Title:

Schedule 1

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	ICAD, INC., XOFT, INC. and XOFT SOLUTIONS, LLC

The undersigned authorized officer of ICAD, INC., XOFT INC. and XOFT SOLUTIONS, LLC (individually and collectively, jointly and severally, “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                                  with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower, and each of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Form 10-Q	Quarterly within 45 days (for first 3 quarters of a fiscal year)	Yes No

Form 10-K	Annually within 90 days of the last quarter of a fiscal year	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC (if not previously delivered)	Yes No

A/R & A/P Agings, Deferred Revenue report and Account Debtor listing	Monthly within 30 days	Yes No

Borrowing Base Reports	(i) with each request for an Advance and (ii) monthly within 30 days	Yes No

Board approved Projections	Within the earlier of 30 days of (i) Board approval or (ii) fiscal year end, together with any period updates	Yes No

Streamline Period	Required	Actual	Eligible
Maintain:
Adjusted Quick Ratio (at all times, tested monthly)	> 1.25 : 1.0	: 1.0	Yes No

Financial Covenant	Required		Actual	Complies
Maintain as indicated:
Minimum Detection Revenue (six month period, tested quarterly)	$	*	$	Yes No N/A	***
Adjusted EBITDA (six month period, tested quarterly)	$	**	$	Yes No N/A	****

*	As set forth in Section 6.9(b) of the Agreement.
**	As set forth in Section 6.9(c) of the Agreement.
***	See Section 6.9(b) with respect to the period ending December 31, 2018.
***	See Section 6.9(c) with respect to the period ending December 31, 2018

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

ICAD, INC.

By:
Name:
Title:

XOFT, INC.

By:
Name:
Title:

XOFT SOLUTIONS, LLC

By:
Name:
Title:

BANK USE ONLY

Received by:
AUTHORIZED SIGNER

Date:

Verified:
AUTHORIZED SIGNER

Date:

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Minimum Detection Revenue (Section 6.9(b)) (six month period, tested quarterly)

Required: Amount set forth below.

Six Month Period Ending	Minimum Detection Revenue

March 31, 2018	$8,622,000.00

June 30, 2018	$7,500,000.00

September 30, 2018	$7,500,000.00

December 31, 2018	$8,750,000.00

Levels for 2019 through 2021 to be established in accordance with Section 6.9 of the Agreement.

Actual:                 $

Is the actual amount equal to or greater than the required amount above?

             No, not in compliance                                  Yes, in compliance

             Not Applicable (See Section 6.9(b) with respect to period ending December 31, 2018)

II.	Adjusted EBITDA (Section 6.9(c)) (six month period, tested quarterly)

Required: Amount set forth below (as calculated on a consolidated basis for Borrower and its Subsidiaries).

Six Month Period Ending	Adjusted EBITDA

March 31, 2018	($4,500,000.00)

June 30, 2018	($3,750,000.00)

September 30, 2018	($1,000,000.00)

December 31, 2018	$1.00

Levels for 2019 through 2021 to be established in accordance with Section 6.9 of the Agreement.

Actual:                 $

A.	Net Income		$

B.	To the extent included in the determination of Net Income

	1.	Interest Expense	$

	2.	Taxes	$

	3.	Depreciation	$

	4.	Amortization	$

	5.	Non-cash stock compensation expense	$

	6.	Non-cash impairment of goodwill expense	$

	7.	Other non-cash items approved by writing by Bank on a case-by-case basis in its good faith business discretion	$

	8.	The sum of lines 1 through 7	$

C.	Adjusted EBITDA (line A plus line B.8)		$

Is the actual amount equal to or greater than the required amount above?

             No, not in compliance                                      Yes, in compliance

             Not Applicable (See Section 6.9(c) with respect to period ending December 31, 2018)